UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 29, 2004



                      QUALITY DINING, INC.
     (Exact name of registrant as specified in its charter)

      Indiana              000-23420            35-1804902
  (State or other         (Commission         (IRS Employer
  jurisdiction of         File Number)     Identification No.)
   incorporation)

                    4220 Edison Lakes Parkway
                       Mishawaka, IN 46545
       (Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code:(574) 271-4600


                               N/A
  (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01 Entry into a Material Definitive Agreement

The Company's Senior Vice President, Administration and Information Technology, Patrick J. Barry, resigned to pursue other opportunities effective October 29, 2004.

The Company entered into a Resignation Agreement and General Release with Mr. Barry on October 29, 2004. The material terms are as follows:

The Company will pay Mr. Barry One Hundred Sixty Four Thousand Dollars ($164,000), payable in installments commencing on January 9, 2005 and continuing through April 2, 2006.

The Company will also pay Mr. Barry the value of his in-the-money options determined as of October 29, 2004, which will be approximately $7,400. The Company has also agreed to accelerate the vesting of 19,967 restricted shares that had not previously vested.

The Company has also agreed to pay Mr. Barry the amount of the bonus he otherwise would have earned in respect of fiscal 2004 but for his resignation.

The Company expects to record a charge in its fourth quarter of fiscal 2004 in the approximate amount of Three Hundred Thousand Dollars
($300,000) related to Mr. Barry's Resignation Agreement.

See Exhibit 10-V for the full RESIGNATION AGREEMENT AND GENERAL
RELEASE.


ITEM 5.02   Departure of Principal Officer


     Patrick J. Barry, the Company's Senior Vice President,
Administration and Information Technology, has resigned to pursue other opportunities effective October 29, 2004.
His responsibilities have been assumed by John C. Firth, the Company's Executive Vice President and General Counsel.
See Item 1.01 of this Form 8-K and Exhibit 10-V RESIGNATION
AGREEMENT AND GENERAL RELEASE filed with this Form 8-K.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 2, 2004

QUALITY DINING, INC.

/s/ John C. Firth
-----------------------------
John C. Firth
Executive Vice President and
General Counsel


Index of Exhibits
-------------------

Exhibit No.               Description
-----------               -----------------------------------------
10-V                        Resignation Agreement and General Release





Exhibit No.  10-V


RESIGNATION AGREEMENT AND GENERAL RELEASE


      This Resignation Agreement and General Release
("Agreement") is entered into and effective the 27th day of October, 2004, between PATRICK J. BARRY ("Employee") and
QUALITY DINING, INC.r ("Employer").

     WHEREAS, Employee is currently employed by Employer;

     WHEREAS, Employee wishes to resign his existing employment relationship with Employer including all offices held by Employee; and

     WHEREAS, Employee and Employer desire to resolve any differences and disputes now pending or which may arise in the future with respect to Employee's employment and Employee's resignation there from.

     THEREFORE, Employee and Employer acknowledge and voluntarily agree as follows:


     1. Employee hereby resigns his employment and all other positions with Employer effective at the time of Employer's normal close of business on Friday, October 29, 2004 (the
"Resignation Date").

     2. Employee acknowledges that the Employer does not have severance benefits or a severance program, plan or policy for employees separated from employment. Employee understands and agrees that he will not receive severance benefits unless he signs this Resignation Agreement and General Release. However, in consideration of Employee's promises set forth below, Employer will pay Employee the total sum of One Hundred Sixty Four Thousand Dollars
($164,000) payable as follows:

(a)  The sum of Twenty Thousand Five Hundred Dollars
     ($20,500) on January 9, 2005; and

(b) The sum of One Hundred Forty-one Thousand Two Hundred twenty-two and 05/100 Dollars ($141,222.05) in equal bi-weekly installment payments of Four Thousand Five Hundred
Fifty-five and 55/100 Dollars ($4,555.55) per week for 31 consecutive bi-weekly periods commencing on January 23, 2005; and

(c) A final payment of Two Thousand Two Hundred Seventy-seven and 95/100 Dollars ($2,277.95) on April 2, 2006.

     These termination payments will be paid as salary continuation in accordance with Employer's normal payroll practices, less taxes and other legally required or authorized deductions.


3. Employer will pay, or reimburse Employee for, Employee's COBRA premiums through July 31, 2005.

4. Employee shall be entitled to payment of the vested amount of his account in Employer's Non Qualified Deferred
Compensation Plan payable in accordance with the terms and provisions of the Plan and the elections previously made by Employee.

5. Employer will pay for outplacement services for Employee in an amount up to Fifteen Thousand Dollars
($15,000).

6. Employer will pay Employee a bonus in respect of fiscal 2004 in accordance with Employer's normal payment practices. The amount of such bonus will be determined in the sole discretion of the Company's Compensation Committee in accordance with Employer's normal practices except that for purposes of this paragraph, Employee will be deemed to have achieved one hundred percent (100%) of his Individual Performance Percentage and the Company Performance Percentage for Employee will be no less than that approved for other Senior Vice Presidents of the Company.

7. Employee is advised and acknowledges that he has up to twenty-one (21) days from the date he receives this Agreement within which to consider it, and Employee may take as much of that time as he wishes before signing. If Employee decides to accept this Agreement, he must sign this Agreement and return it to John C. Firth at the Employer on or before the expiration of the twenty-one (21) days. Employee also is advised and acknowledges that if he signs this Agreement, thereby accepting its terms and conditions, Employee will have a period of seven (7) days following the date Employee signs this Agreement to change his mind and revoke this Agreement. If Employee decides to revoke this Agreement, then Employee must deliver written notice of such revocation (either by personal delivery or timely postmarked U.S. mail) to John C. Firth at the Employer within such 7-day period. This Agreement shall not become effective or enforceable until the revocation period has expired.

8. Employee acknowledges that he has not exercised any stock options previously granted to him by Employer and that such options will expire as of the Resignation Date. In consideration for Employee agreeing to allow his options to expire unexercised, Employer will pay Employee the value of his in-the-money options determined as of October 29, 2004 and paid as soon thereafter as reasonably practicable. Employee also acknowledges that (a) he has previously been granted 35,241 restricted shares pursuant to the Employer's 1997 Stock Option and Incentive Plan (the "Plan"), (b) 15,274 shares have previously vested and Employer will promptly provide Employee with a certificate representing these shares, and (c) 19,967 of these shares have not vested but Employer agrees to accelerate the vesting of these shares on the Resignation Date, provided, however, that these shares shall be considered to have vested on an "accelerated basis", and therefore the parties hereto agree that they shall not be "Transferred" (as that term is defined in the agreements awarding these shares) for a period of one (1) year from the Resignation Date. It is further understood and agreed that this prohibition from Transfer shall not apply in the event these shares are redeemed in a "cash out merger" or other similar reorganization.

9. Employee agrees not to disparage Employer or its subsidiaries, affiliates, officers, directors, shareholders, employees, agents or services to any third party, either orally or in writing.

10. In consideration of the mutual agreements and covenants set forth herein, the receipt and sufficiency of which Employee hereby acknowledges, Employee and his heirs, executors, administrators and assigns agree to voluntarily, completely, unconditionally and irrevocably release and forever discharge Employer and all of its present and former subsidiaries, affiliates, officers, directors, employees, agents, predecessors, employee benefit plans, plan trustees, plan administrators, plan fiduciaries, and all other representatives of Employer, and all of its or their successors and assigns, both individually and in their representative capacities, from any and all claims, demands, causes of action, suits, charges, obligations or liability of any nature whatsoever (including attorneys' fees, interest, expenses and costs actually incurred), whether known or unknown, disclosed or undisclosed, administrative or judicial, suspected or unsuspected, arising out of or in any manner connected with any act, omission, or event occurring in whole or in part on or before the date Employee signs this Agreement, including but not limited to any and all claims arising from Employee's employment with Employer or the termination of Employee's employment with Employer, and specifically includes, but is not limited to, and constitutes a complete waiver of, any and all possible claims under the Age Discrimination in Employment Act of 1967, as amended (29 U.S.C. sec. 621 et seq.), through the date Employee signs this Agreement. The parties intend that the claims released be construed as broadly as lawfully possible. Employee further agrees to withdraw any pending claims or charges concerning Employee's employment that Employee may have filed against Employer prior to the date of this Agreement, and Employee warrants and represents that he has not assigned or transferred any claims to any third party that Employee may have against Employer prior to the Resignation Date.

11. Employer hereby advises Employee to consult with an attorney regarding the legal consequences of this Agreement. Employee agrees that he has had an opportunity to discuss the terms of this Agreement with an attorney and understands the legal consequences of it.

12. On or within twenty-four (24) hours of the Resignation Date, Employee agrees to return to Employer in the same working condition and order, ordinary wear and tear excepted, all of Employer's property in Employee's possession or control, including, but not limited to, Employer related documents, papers, notes or work product which is connected with or derived from Employee's services to Employer with the sole exception of the Toshiba laptop computer which Employee may retain. Employee agrees that he shall have no proprietary interest in any product developed or used by Employee and arising out of Employee's employment with Employer; and that Employee will do all things necessary to establish or document Employer's ownership of any of Employee's work product.

13. Employee covenants and agrees to (a) retain in confidence any and all information considered confidential or proprietary concerning Employer which was acquired during the course of Employee's employment, and (b) that he will not at any time disclose to any person any confidential or proprietary information/documentation, permit any person to examine and/or copy any confidential or proprietary information/documentation or utilize such confidential or proprietary information/documentation for any purpose detrimental to Employer.

14. Employee agrees and understands that if this Agreement is ever found to be invalid or unenforceable (in whole or in part) as to any particular type of claim or charge or as to any particular circumstance, it shall remain fully valid and enforceable as to all other claims, charges and circumstances.

15. Employee agrees that nothing in this Agreement is or shall be construed as an admission by Employer of any breach of any agreement or law or any intentional or unintentional wrongdoing of any nature. Employee agrees and acknowledges that Employee has not relied upon any representations of Employer except as set forth in this Agreement.

16. The parties agree that this Agreement shall be governed by and enforced in accordance with the laws of the State of Indiana and all disputes regarding this Agreement shall be brought in the State of Indiana.

17. By signing this Agreement, Employee further acknowledges and agrees:

 (a)  THAT  EMPLOYEE HAS READ IT;

 (b)  THAT THIS AGREEMENT IS BEING ENTERED INTO FREELY AND
               VOLUNTARILY;
(c)  THAT EMPLOYEE UNDERSTANDS THE AGREEMENT AND KNOWS THAT
HE IS GIVING UP RIGHTS INCLUDING BUT NOT LIMITED TO, RIGHTS
UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS
AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS
AMENDED AND THE AMERICANS WITH DISABILITIES ACT OF 1990;

(d)  THAT EMPLOYEE CONSENTS TO EVERYTHING IN IT;

(e)  THAT EMPLOYEE HAS BEEN ADVISED AND HAS BEEN GIVEN THE
     OPPORTUNITY TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT;

(f)  THAT THE PROVISIONS OF THIS AGREEMENT MAY NOT BE
     AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT
     IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BOTH
     EMPLOYEE AND EMPLOYER.

18. Employer will provide an office with telephone and computer to Employee through April 30, 2005. It is contemplated that such office will be a private office so long as Employer has an extra private office available for this purpose.

19. Employee agrees that he will not apply for unemployment benefits prior to July 7, 2006. Employer agrees that it will not contest Employee's application for unemployment compensation benefits filed after April 2, 2006.

20. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing. This Agreement may be modified only in writing and shall be enforceable in accordance with its terms when signed by the party sought to be bound.


     IN WITNESS WHEREOF, the parties have executed this Agreement effective on the date first above written.

Employee:                       Employer:

/s/ Patrick J. Barry            /s/ John C. Firth
--------------------            -----------------------
Patrick J. Barry                By: John C. Firth
                                Executive Vice President